SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2007

DOCUCON INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10185	74-2418590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 AIRPORT PARK BOULEVARD LATHAM, NEW YORK 12110
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (518) 786-7733

N/A
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 21, 2007, the Registrant announced it entered into a letter of intent to acquire Cary, NC-based My EDGAR, Inc. (“My EDGAR”). The Letter of Intent is filed as Exhibit 10.01 to this Report on Form 8-K/A and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.01	Letter of Intent by and between My Edgar, Inc. and Docucon Incorporated, dated September 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCON, INCORPORATED

Date: November 16, 2007	By:	/s/ Robert W. Schwartz
Robert W. Schwartz
President and CEO

Exhibit Index

Exhibit 10.01	Letter of Intent by and between My Edgar, Inc. and Docucon Incorporated, dated September 21, 2007.